UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 14, 2019
iRhythm Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $.0001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On November 14, 2019, iRhythm Technologies, Inc. (the “Company”) received a letter (the “Notice”) from the Nasdaq Stock Market (the “Exchange”) notifying the Company that it is not in compliance with the requirement of Nasdaq Listing Rule 5250(c)(1) as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019 (the “Form 10-Q”). This notification has no effect on the listing of the Company’s common stock at this time.
The Exchange’s listing rules provide the Company with 60 calendar days from the date of the Notice to submit a plan to regain compliance. The Company expects to file the Form 10-Q as soon as reasonably practicable and within this 60-calendar day period, eliminating the need for the Company to submit a formal plan to regain compliance.

Item 7.01. Regulation FD Disclosure.
On November 19, 2019, the Company issued a press release regarding the matters discussed herein, a copy of which is attached hereto as Exhibit 99.1.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the expected timing for the filing of the Form 10-Q, the Company’s ability to regain compliance with the Exchange’s requirements for continued listing and related matters. These statements are subject to risks and uncertainties, including the failure of the Company to file the Form 10-Q on its expected timeline, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of iRhythm Technologies, Inc. dated as of November 19, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: November 19, 2019	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer